HIT Subsidiary Building America Announces New Markets Tax Credits to Help Finance Northland Central’s Workforce Training Center

BUFFALO, NY– HIT subsidiary Building America CDE, Inc. was joined by the Northland Central project sponsor, Buffalo Urban Development Corporation; Western NY AFL-CIO President Richard Lipsitz, Jr.; New York Lt. Governor Kathy Hochul; Rep. Brian Higgins (NY-26); HIT Vice Chairman Jack Quinn; and other partners in making the announcement of financing for redevelopment of Northland Central in Buffalo, New York.

The Northland Workforce Training Center, located at 683 Northland Avenue in Buffalo, will reuse part of a historic vacant industrial complex and serve as an anchor for the broader Northland Central project. Approximately 93,000 square feet of the 240,000-square-foot building will be used for the training center.

The center is expected to create an estimated 329 union construction jobs, as well as another 69 new positions, while retaining 124 permanent jobs in management, counseling, administration, faculty, building operations, maintenance and security. There is a 30 percent local hiring requirement and up to 20 low-income residents will be accepted into the Building Trades Pre-Apprenticeship Program. Once completed, some 300 workers will be trained annually at the center for entry-level operator jobs in machinery, welding, transformers and other positions.

“Northland symbolizes Governor Cuomo’s historic investment in the economic rebirth that has brought jobs, opportunity, and optimism back to Buffalo. The investment in workforce development in Buffalo's East Side will ensure equal opportunity for all residents," said Lieutenant Governor Kathy Hochul. “It also affirms our commitment to building a world-class workforce, ready for the jobs we are creating today and in the future, and we are grateful to Building America for sharing our vision.”

Rep. Higgins praised the New Markets Tax Credits program, a federal initiative that encourages the investment of private equity in community development and economic growth in distressed communities.

“Recently at risk of complete elimination, federal New Markets Tax Credits will help make the Northland Central project possible and give Buffalo the tools to do what it does best – reimagine our future by building on our unique strengths and history,” said Congressman Higgins. “Ours is a community that wears proudly a strong work ethic and Northland Central will provide residents the skills and training necessary to fill the high-demand jobs of today and tomorrow. This commitment by Building America and its funders through the federal New Markets Tax Credit program represents an investment in our neighborhoods, investment in our people, and investment in our future.”

Mr. Quinn, who held the NY-26 congressional seat from 1993-2005, was instrumental in bringing Building America to the project. Erie Community College, where Mr. Quinn served as President from 2008-2017, is providing educational staff and curriculum to the workforce training center.

“The Northland Workforce Training Center promises quality education, quality jobs and quality service to the city’s workforce,” said Mr. Quinn. “Building America is a natural partner on this project given its commitment to bringing jobs and services to severely distressed communities.”

“We are investing in the future of America, and that future begins here in Buffalo. The first solar roof tile manufacturing started here just last month, and Northland Central is the key to a skilled and trained workforce for cutting-edge efforts like that,” said Ted Chandler, HIT’s Chief Operating Officer, who noted that in 2013 Building America committed over $9.2 million in NMTCs toward the Roswell Park Clinical Sciences Center.

About Building America

Since it was formed in 2010, Building America has allocated $117.5 million of New Markets Tax Credits to 15 projects across the US. As a subsidiary of the AFL-CIO Housing Investment Trust, Building America works to create economic empowerment and opportunity, bringing jobs and services to severely distressed communities. More information is available on the Building America website, www.buildingamericacde.com

Investors should consider the AFL-CIO Housing Investment Trust’s (“HIT’s”) investment objectives, risk, charges and expenses carefully before investing. This and other information is in the HIT’s prospectus, available at aflcio-hit.com or by calling 202.331.8055. The prospectus should be read carefully before investing.